                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 20, 2003

                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            MARYLAND                   001-13417                13-3950486
 (STATE OR OTHER JURISDICTION OF      (COMMISSION             (IRS EMPLOYER
         INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)


        379 THORNALL STREET, EDISON, NEW JERSEY                   08837
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (732) 548-0101
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ITEM 5. OTHER EVENTS

Hanover Capital Mortgage Holdings, Inc. announced the closing of its public offering of 3,000,000 shares of its common stock at $10.00 per share, for estimated net proceeds to the company of approximately $27.4 million.

A copy of the press release announcing the closing is included as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT    DESCRIPTION
     -------    -----------

     99.1 Press Release of Hanover Capital Mortgage Holdings, Inc. dated August 20, 2003.








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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Hanover Capital Mortgage Holdings, Inc.



Date:  August 20, 2003          /s/ J. Holly Loux
                                -----------------------------------------------
                                By:      J. Holly Loux
                                Title:   Chief Financial Officer and Treasurer



                                  EXHIBIT INDEX

    EXHIBIT       DESCRIPTION
    -------       -----------
    99.1          Press Release of Hanover Capital Mortgage Holdings, Inc. dated
                  August 20, 2003.


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